Exhibit 10.8
EXECUTION VERSION
AMENDMENT NO. 3
AMENDMENT NO. 3 (this “Amendment”) dated as of February 27, 2018, among NEW MOUNTAIN FINANCE CORPORATION (the “Borrower”), the Lenders party hereto and GOLDMAN SACHS BANK USA, in its capacity as Administrative Agent (the “Agent”), Swingline Lender (the “Swingline Lender”) and Issuing Bank (the “Issuing Bank”) under the Credit Agreement referred to below.
The Borrower is party to the Senior Secured Revolving Credit Agreement, dated as of June 4, 2014, among the Borrower, the Lenders party thereto, the Agent, and Goldman Sachs Bank USA, as Syndication Agent (as amended, amended and restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”).
The Borrower and the Lenders wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
Section 1.Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement as amended hereby and together with all amended exhibits and updated schedules and appendices thereto are used herein as defined therein.
Section 2.    Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, and effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The definitions of “Commitment Termination Date” and “Final Maturity Date” in Section 1.01 shall be amended and restated as follows:
“Commitment Termination Date” means June 4, 2021.
“Final Maturity Date” means June 4, 2022.
(b)    The following definitions are hereby added to Section 1.01 in the correct alphabetical order:
“2018 Extending Lender(s)” means Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., Stifel Bank & Trust, any successor or assign of a 2018 Extending Lender, any successor or assign of a 2018 Non-Extending Lender that agrees to become a 2018 Extending Lender and any Assuming Lender that becomes a party to the Credit Agreement following the Third Amendment Effective Date.
“2018 Non-Extending Lender(s)” means Security Benefit Life and any successor or assign of a 2018 Non-Extending Lender that does not agree to become a 2018 Extending Lender.
“Guarantee and Security Agreement Confirmation” means that certain Guarantee and Security Agreement Confirmation dated as of February 27, 2018, between the Borrower and the Administrative Agent.
“Third Amendment” means that certain Amendment No. 3, among the Borrower, the Lenders party thereto and the Administrative Agent dated as of the Third Amendment Effective Date.
“Third Amendment Effective Date” means February 27, 2018.
(c)    Section 2.03(i) is amended by replacing “three Business Days” with “two Business Days”;
(d)    A new sub-clause (v) shall be added to Section 2.08(e) as follows:

“(v)    2018 Non-Extending Lenders. No 2018 Non-Extending Lender may participate in any Commitment Increase unless in connection therewith, it shall have agreed to become a 2018 Extending Lender hereunder.”
(e)    A new subsection (f) shall be added to Section 2.08 as follows:
“(f)    Mandatory Termination of Commitments of 2018 Non-Extending Lenders. Unless previously terminated, the Commitments of each 2018 Non‑Extending Lender shall terminate on June 4, 2018. In connection with the foregoing, each Lender (other than any 2018 Non-Extending Lender), hereby agrees that it shall not be entitled to any pro-rata reduction in its Commitments of the same Class notwithstanding Section 2.17(c) or other provision hereof to the contrary.”
(f)    A new subsection (g) shall be added to Section 2.10 as follows:
“(g)    Special Mandatory Repayment to 2018 Non-Extending Lenders. On June 4, 2019 (or, so long as no Default or Event of Default has occurred and is continuing, on such earlier date on or after June 4, 2018 as the Borrower may elect by written notice in accordance with Section 2.10(e)), the Borrower shall repay all of the Loans of the 2018 Non-Extending Lenders and, in connection therewith, each other Lender hereby agrees that, so long as its Loans are not otherwise due and payable hereunder, it shall not be entitled to any pro-rata repayment of its Loans of the same Class notwithstanding Section 2.17(c) or any other provision hereof to the contrary. The foregoing special mandatory repayment is subject to the following:
(1)if any LC Exposure exists at the time of such repayment to the 2018 Non-Extending Lenders all of such LC Exposure held by the 2018 Non-Extending Lenders shall be reallocated among the 2018 Extending Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all Revolving Credit Exposures of the 2018 Extending Lenders does not exceed the total of all 2018 Extending Lenders’ Commitments, (y) no 2018 Extending Lender’s Revolving Credit Exposure will exceed such Lender’s Commitment, and (z) the conditions set forth in Section 4.02 are satisfied at such time;
(2)    if any Swingline Exposure exists at the time of such repayment to the 2018 Non-Extending Lenders all of such Swingline Exposure held by the 2018 Non-Extending Lenders shall be reallocated among the 2018 Extending Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all Revolving Credit Exposures of the 2018 Extending Lenders does not exceed the total of all 2018 Extending Lenders’ Commitments, (y) no 2018 Extending Lender’s Revolving Credit Exposure will exceed such Lender’s Commitment, and (z) the conditions set forth in Section 4.02 are satisfied at such time; and
(3)    if the reallocations described in clauses (1) and (2) above cannot, or can only partially, be effected, the Borrower shall on the day of such prepayment to the 2018 Non-Extending Lenders also prepay Loans in accordance with Section 2.10(a) in an amount such that after giving effect thereto, (x) all LC Exposure of the 2018 Non-Extending Lenders could be reallocated in accordance with clause (1) above (whereupon such LC Exposure shall be so reallocated regardless of whether the conditions set forth in Section 4.02 are satisfied at such time) and (y) all Swingline Exposure of the 2018 Non-Extending Lenders could be reallocated in accordance with clause (2) above (whereupon such Swingline Exposure shall be so reallocated regardless of whether the conditions set forth in Section 4.02 are satisfied at such time).”
(a)    Schedule 1.01(b) to the Credit Agreement is amended by replacing it with Annex I hereto.
(b)    Schedule 3.11 to the Credit Agreement is amended by replacing it with Annex II hereto.
(c)    Any reference in any Loan Document to Schedule 3.11 of the Credit Agreement, to Schedule 3.11 as of the Effective Date or to items contained in such Schedule 3.11 as of the Effective Date, in whole or in part, shall refer to such schedule as amended pursuant to the Third Amendment.
Section 3.    Representations and Warranties. The Borrower represents and warrants to each Lender, the Agent, the Swingline Lender and the Issuing Bank that on the Third Amendment Effective Date (a) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Third Amendment Effective Date, or as to any such representation or warranty that refers to a specific date, as of such specific date and (b) no Default or Event of Default has occurred and is continuing on the Third Amendment Effective Date.
Section 4.    Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 of this Amendment shall not become effective until the date (the “Third Amendment Effective Date”) on which the conditions below are satisfied, each of which shall be reasonably satisfactory to the Agent:
(a)    Execution. The receipt by the Agent of counterparts of this Amendment executed by the Borrower, the Agent (in its capacity as Administrative Agent), the Swingline Lender, the Issuing Bank, the Required Lenders.
(b)    Officer’s Certificate. The receipt by the Agent of a certificate, dated the Third Amendment Effective Date and signed by a Financial Officer of the Borrower, confirming that (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Third Amendment Effective Date, or as to any such representation or warranty that refers to a specific date, as of such specific date, and (ii) no Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or shall result from the transactions contemplated by this Amendment.
(c)    Guarantee and Security Agreement Confirmation. A Guarantee and Security Agreement Confirmation, in form and substance to be mutually agreed, duly executed and delivered by each of the parties to the Guarantee and Security Agreement affirming each of the Obligors’ obligations under the Guarantee and Security Agreement.
(d)    Borrowing Base Certificate. A Borrowing Base Certificate as of a date not more than five days prior to the Third Amendment Effective Date.
(e)    Opinion of Counsel to the Obligors. A favorable written opinion (addressed to the Agent and the Lenders and dated the Third Amendment Effective Date) of Simpson Thacher & Bartlett LLP, New York counsel for the Obligors.
The effectiveness of this Amendment is also subject to the payment by the Borrower of such fees as the Borrower shall have agreed to pay to the Agent in connection herewith and, to the extent invoiced at least two Business Days prior to the required payment date, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment.
The Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date promptly upon its occurrence, and such notice shall be conclusive and binding.
Section 5.    Reference to and Effect on the Credit Agreement. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Third Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Third Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
Section 6.    Miscellaneous. Except as specifically herein provided, the Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart to this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be duly executed and delivered as of the day and year first above written.
NEW MOUNTAIN FINANCE CORPORATION

By: /s/ Shiraz Y. Kajee
Name: Shiraz Y. Kajee
Title: Chief Financial Officer and Treasurer

GOLDMAN SACHS BANK USA,
as Agent and a Lender
By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

GOLDMAN SACHS BANK USA,
as Swingline Lender and Issuing Bank
By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

STIFEL BANK & TRUST,
as a Lender
By: /s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

MORGAN STANLEY BANK, N.A.,
as a Lender
By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Annex I

SCHEDULE 1.01(b)
Commitments

2018 Extending Lender	Multicurrency Commitment
Goldman Sachs Bank USA	$62,100,000
Morgan Stanley Bank, N.A.	$51,400,000

2018 Extending Lender	Dollar Commitment
Stifel Bank & Trust	$21,500,000

2018 Non-Extending Lender	Multicurrency Commitment
Security Benefit Life	$15,000,000

Annex II

SCHEDULE 3.11

Material Agreements and Liens

Material Agreements
1.    Third Amended and Restated Loan and Security Agreement (as amended, modified, waived, supplemented, restated or replaced from time to time), dated as of October 24, 2017, by and among New Mountain Finance Holdings, L.L.C., as borrower, New Mountain Finance Corporation, as collateral manager, each of the lenders from time to time party thereto and Wells Fargo Bank, National Association, as the swingline lender, administrative agent and collateral custodian.

2.    Loan and Security Agreement, dated as of June 17, 2014, by and among New Mountain Finance Corporation, as collateral manager, NMFC Senior Loan Program I LLC, as borrower, each of the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and Wells Fargo Bank, National Association, as collateral custodian.

3.    Loan and Security Agreement, dated as of April 12, 2016, by and among New Mountain Finance Corporation, as collateral manager, NMFC Senior Loan Program II LLC, as borrower, each of the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and Wells Fargo Bank, National Association, as collateral custodian.

4.    Indenture, dated as of June 3, 2014, between New Mountain Finance Corporation, as Issuer, and U.S. Bank National Association, as Trustee, relating to New Mountain Finance Corporation’s 5.00% Senior Convertible Notes due 2019.

5.    Purchase Agreement, dated as of May 28, 2014, by and among New Mountain Finance Corporation, as Issuer, New Mountain Finance Advisors BDC, L.L.C., as Adviser, New Mountain Finance Administration, L.L.C., as Administrator, and Goldman Sachs & Co., Wells Fargo Securities, LLC and Morgan Stanley & Co. LLC, as Initial Purchasers.

6.    Note Purchase Agreement dated May 4, 2016, as amended and restated by the Amended and Restated Note Purchase Agreement dated September 30, 2016 (the “Amended and Restated Note Purchase Agreement”), by and between New Mountain Finance Corporation and the purchasers party thereto, relating to New Mountain Finance Corporation’s 5.313% Senior Notes due May 15, 2021.

7.    Amended and Restated Note Purchase Agreement, as supplemented by the First Supplement to Amended and Restated Note Purchase Agreement dated June 30, 2017, by and between New Mountain Finance Corporation and the purchasers party thereto, relating to New Mountain Finance Corporation’s 4.760% Series 2017A Senior Notes due July 15, 2022.

8.    Amended and Restated Note Purchase Agreement, as supplemented by the Second Supplement to Amended and Restated Note Purchase Agreement dated January 30, 2018, by and between New Mountain Finance Corporation and the purchasers party thereto, relating to New Mountain Finance Corporation’s 4.87% Series 2018A Senior Notes due January 30, 2023.

Liens
Liens created pursuant to this Agreement or any of the Security Documents.